Supplement Dated February 6, 2019
To The Prospectus Dated April 30, 2018, as amended

JNL Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the following changes may impact your variable annuity and/or variable life product(s).

Effective June 24, 2019, pending approval of shareholders at a special meeting expected to be held on March 15, 2019, the JNL/Mellon Capital Pacific Rim 30 Fund's investment objective, investment strategy, and primary and secondary benchmarks will change, and its name will change to the JNL/RAFI® Fundamental Asia Developed Fund.  In connection with these changes, effective June 24, 2019, the Fund will invest, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities of the RAFI® Fundamental Asia Developed Index.

This Supplement is dated February 6, 2019.